UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2007

                            -----------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

         California                                             46-0476193
      (State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

                27710 Jefferson Avenue
                      Suite A100
                 Temecula, California                             92590
       (Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

     The Board of Directors (the "Board") of Temecula Valley Bancorp Inc. (the "Company") adopted a resolution amending and restating the Company's Bylaws (as amended and restated, the "Bylaws") as of June 27, 2007.

Ability to Issue Uncertificated Shares

     Recent regulatory changes require that exchange or Nasdaq-listed companies become DRS eligible by January 1, 2008. DRS stands for "Direct Registration System" and refers to a system pursuant to which shares may be held in book entry form, without a certificate.

     In order to assure that the Company's securities are DRS eligible, certain changes to the Bylaws have been made and are reflected in Article VI, Section
6.4 and Article IV, Section 4.10 of the Bylaws.

     As amended, the Bylaws permit the Company to issue certificated or uncertificated shares. Previously, the Company's Bylaws provided every Company shareholder with the right to have a certificate certifying the number of shares owned by such shareholder.

Technological Updates

     Multiple provisions were changed to reflect changes in the technologies used to perform ministerial tasks and to permit electronic communication and storage. In particular, provisions were changed to allow notice to be given electronically for all meetings of shareholders (Article II, Section 2.5), special meetings of the Board (Article III, Section 3.8), and with respect to any other actions except as prohibited by applicable law (Article VI, Section 6.10). Notice by electronic delivery will be deemed given when dispatched (Article VI, Section 6.10), and any person entitled to notice may waive it by electronic transmission or transmissions (Article III, Section 3.13), and any director or officer may resign by electronic transmission to the Company (Article III, Section 3.5; Article IV, Section 4.4). A conforming amendment was made in Article II, Section 2.4 to specify that third class mailings of notices to shareholders require 30 days, minimum.

Item 9.01 - Exhibits.

        (d)      Exhibits
                 The following exhibits are filed with this Form 8-K:

                 3.1      Bylaws of the Company, as amended and restated


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEMECULA VALLEY BANCORP INC.


      Date: June 27, 2007               By: /s/ STEPHEN H. WACKNITZ
                                           -------------------------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President